Exhibit 10.28

SUBSIDIARY GUARANTOR CONSENT

Each of the undersigned hereby consents to the foregoing Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each Loan Document to which it is party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement as amended by such Amendment and (b) the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein) except to the extent limited by the terms of the Collateral Documents.

BERSEC INTERNATIONAL LLC

KROECK & ASSOCIATES LLC

LIND-WALDOCK SECURITIES, LLC

MARSHALL METALS, LLC

MARKET EDUCATIONAL INSTITUTE, LLC

REFCO ADMINISTRATION, LLC

REFCO CAPITAL LLC

REFCO CAPITAL HOLDINGS, LLC

REFCO CAPITAL MANAGEMENT, LLC

REFCO CAPITAL TRADING LLC

REFCO FINANCIAL, LLC

REFCO FIXED ASSETS MANAGEMENT, LLC

REFCO F/X ASSOCIATES, LLC

REFCO GLOBAL CAPITAL MANAGEMENT LLC

REFCO GLOBAL FUTURES, LLC

REFCO GLOBAL HOLDINGS, LLC

REFCO INFORMATION SERVICES, LLC

REFCO MANAGED FUTURES, LLC

REFCO MORTGAGE SECURITIES, LLC

REFCO REGULATED COMPANIES, LLC

SUMMIT MANAGEMENT, (NEWCO) LLC

WESTMINSTER-REFCO MANAGEMENT LLC

By:	/s/ PHILLIP BENNETT
	Name:	Phillip Bennett
	Title:	President